MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.





FUND LOGO





Quarterly Report

September 30, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1998



DEAR SHAREHOLDER

Throughout the quarter ended September 30, 1998, as emerging bond markets and global equity markets deteriorated, bond markets in the Group of Seven Industrialized Nations (G-7) rallied as yields in most markets fell to new lows. Although economic fundamentals remained supportive, with strong economic growth and benign inflation in the United States and core Europe, investors' "flight to quality" was the driving force influencing market conditions. With the turmoil in Russia escalating and a continued lack of growth in Japan and the rest of Asia, credit and swap spreads widened dramatically during the September quarter. Risk premiums were on the increase and corporate spreads in ten-year, A-rated securities widened 35 basis points (0.35%). In addition, currency markets were volatile during the quarter, and safe haven currencies remained well bid, while commodity-based currencies were under extreme pressure. The well-documented difficulties of large hedge funds added uncertainty to the already fragile markets.

Central banks have been ready to add liquidity during the market turmoil. At its Federal Open Market Committee meeting on September 29, 1998, the US Federal Reserve Board cut the discount rate by 25 basis points to 5.25%. This forced short-term interest rates in most markets to move lower during the September quarter. The US central bank cut the discount rate another 25 basis points after the September quarter's close.

In this turbulent environment, we maintained our overweighted position in high-quality, US dollar-denominated short-term securities. Inflation fundamentals remained positive as commodity prices continued to decline, with the CRB Commodity Index falling below 200 for the first time in 12 years. We continue to believe the turmoil in Asia and Russia will slow G-7 growth dramatically, further containing inflationary pressures and possibly even leading to a deflationary environment. As of September 30, 1998, we were overweighted in US positions compared to those in Europe and Asia because we expect continued turmoil in these markets. At September 30, 1998, the average credit quality of the portfolio was AAA rated, primarily in high-quality US commercial, Government and agency paper.

Market Review
North America
US Treasury bonds rallied over the six months ended September 30, 1998 with the yield on the 30-year bond declining 95 basis points to 4.98%, as turbulence in Asia and Russia drove investors to the relative safety of US Treasury securities. Domestic economic data continued to be supportive of second-quarter gross domestic product
(GDP), which fell to an annualized rate of 1.6% from last quarter's torrid 5.5% pace. However, the effects of inventory buildup and the General Motors strike have abated, and economic activity appears to be slightly stronger in the third quarter of 1998. In addition, labor markets remained tight with the unemployment rate stabilizing at 4.5%, while the employment cost index rose 0.9% during the second quarter compared to 0.7% in the previous quarter. However, we believe these issues will be overshadowed by the lack of inflation and global market uncertainty. alling commodity and oil prices remained very supportive to inflation data, and there is little or no inflation pressure. Therefore, we expect to remain overweighted in our US issues because we expect the flight to quality to continue during this period of supportive inflation fundamentals.

In Canada, continued weakness in commodity prices kept the Canadian dollar under extreme pressure during the quarter ended September 30, 1998. The Bank of Canada was forced to raise short-term interest rates by 100 basis points despite weak domestic economic data in order to support the currency. However, the interest rate hike had little impact as the Canadian dollar ended the period near C$1.53 relative to the US dollar. Second-quarter GDP recorded an annualized rate of 3.1%, down from the first quarter's 3.7% rate, largely because of a decline in retail sales in June. With inflation running at the bottom of the 1%--3% target band, and the Canadian dollar at such depressed levels, we expect to add to our Canadian exposure at very attractive levels.

Europe
As 1998 progresses, the European Monetary Union (EMU) continues to move ahead as scheduled. During the September quarter, yields in EMU countries fell to new lows as capital flows into the region accelerated because of emerging and equity market turmoil, while expectations of higher short-term interest rates in Germany dissipated. Since global growth is expected to slow, coupled with an already high level of unemployment in the region, it seems likely that interest rates will converge near the current German repurchase rate of 3.30%. In our view, this will force interest rates in the peripheral European countries to move lower and should ensure that growth in the region does not slow too dramatically.

Looking ahead, we expect fundamentals in the region to remain extremely supportive as growth in the European region seems to be leveling off near 3% with net exports slowing slightly, while the service sector accelerates at a moderate pace. In addition, we believe gradually falling fiscal deficits could also add support to the area. Helped by the backdrop of generally weak commodity prices, Europe should be able to keep inflation low for an extended period. However, fallout from the Russian economic crisis is one area of concern in the region, since Europe has a much higher degree of exposure to Russia than does the United States. In the coming months, we will monitor the situation closely as we look for European currencies to weaken relative to the US dollar.

Pacific Basin
During the quarter ended September 30, 1998, weakness in the region continued to persist, despite the fact that the Russian economic crisis has taken the spotlight away from Asia for now. Both the Australian and New Zealand currencies were under extreme pressure during the quarter as weakness in commodity prices and overall weakness in the region have hit the currencies hard. Consumer confidence remained very poor as unemployment continued to rise. Throughout the September quarter, we kept our New Zealand government bond position fully hedged in order to take advantage of interest rate differentials without taking on currency exposure. However, we will look to actively manage our currency hedges when opportunities arise.

In Japan, the yen's decline slowed during the September quarter on hopes that the new government will take the appropriate steps to stabilize the banking system and stimulate the economy. After the September quarter's close, the yen strengthened sharply relative to the US dollar. Prime Minister Hashimoto was forced to resign as the economic situation deteriorated, and former Foreign Minister Obuchi was elected to the Prime Minister position. In September, the Bank of Japan cut its overnight call to 0.25% from 0.45%, adding liquidity and attempting to boost consumer confidence. It appears that Japan's economy will suffer its largest post-war decline ever this year as unemployment remains at a record high 4.3%. In addition, enormous amounts of wealth disappeared and balance sheets weakened during the quarter as the Nikkei Index traded to new lows, while disposable income will probably fall outright for the first time, even if permanent tax cuts are implemented. Consequently, we will have no exposure to Japan as we expect the yen to resume its decline relative to the US dollar.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Edward F. Gobora)
Edward F. Gobora
Vice President and Senior
Portfolio Manager



October 30, 1998




Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1998


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                                          Standardized
                                                               12 Month       3 Month    Since Inception  30-Day Yield
                                                             Total Return   Total Return   Total Return   As of 9/30/98
ML Short-Term Global Income Fund, Inc. Class A Shares           +4.98%         +1.47%        +20.98%          4.93%
ML Short-Term Global Income Fund, Inc. Class B Shares           +4.02          +1.27         +29.02           4.32
ML Short-Term Global Income Fund, Inc. Class C Shares           +3.78          +1.11         +13.41           4.19
ML Short-Term Global Income Fund, Inc. Class D Shares           +4.58          +1.40         +34.83           4.67

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception periods are Class A & Class C Shares, from 10/21/94 to 9/30/98 and Class B & Class D Shares, from 8/03/90 to 9/30/98.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                         +4.98%         +0.78%
Inception (10/21/94) through 9/30/98       +4.95          +3.87

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/98                         +4.02%         +0.03%
Five Years Ended 9/30/98                   +3.06          +3.06
Inception (8/03/90) through 9/30/98        +3.17          +3.17

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                         +3.78%         +2.78%
Inception (10/21/94) through 9/30/98       +3.24          +3.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         +4.58%         +0.40%
Five Years Ended 9/30/98                   +3.61          +2.77
Inception (8/03/90) through 9/30/98        +3.73          +3.21

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                     Face          Maturity                                           Interest                     Percent of
COUNTRIES           Amount           Date                  Issue                        Rate++           Value     Net Assets
Canada       C$        2,888,000     8/01/99    Government of Canada (1)                 6.50 %      $   1,914,355     1.43%
                       5,400,000    12/29/99    Kingdom of Sweden (1)                    8.25            3,664,766     2.73
                       2,350,000    12/29/99    Rabobank Nederland N.V. (2)              7.125           1,570,517     1.17
                       2,065,000    12/29/99    Toronto Dominion Australia (1)           6.25            1,365,704     1.02

                                                Total Investments in Canada
                                                (Cost--$9,238,493)                                       8,515,342     6.35


Germany      DM        4,500,000     5/15/00    Bundes Obligations (1)                   5.875           2,794,581     2.08
                       8,505,102    10/02/98    Grand Cayman, Time Deposit (2)           3.25            5,092,875     3.80
                       4,774,701    10/13/98    Grand Cayman, Time Deposit (2)           3.30            2,859,102     2.13
                       8,515,852    10/23/98    Grand Cayman, Time Deposit (2)           3.125           5,099,312     3.80

                                                Total Investments in Germany
                                                (Cost--$15,486,730)                                     15,845,870    11.81


Italy        Lit   4,835,000,000    10/01/98    Buoni Poliennali del Tesoro
                                                (Italian Government Bonds)(1)            9.00            2,925,870     2.18
                   5,000,000,000     4/01/99    Buoni Poliennali del Tesoro
                                                (Italian Government Bonds)(1)            8.50            3,084,115     2.30

                                                Total Investments in Italy
                                                (Cost--$5,971,148)                                       6,009,985     4.48


New          NZ$      16,200,000    11/25/98    New Zealand Treasury Bill (1)            6.00            8,036,901     5.99
Zealand
                                                Total Investments in New Zealand
                                                (Cost--$8,038,404)                                       8,036,901     5.99


United       Pound     2,135,000     8/10/99    Abbey National PLC (2)                   6.00            3,592,905     2.68
Kingdom      Sterling  1,300,000     2/25/00    Daimler Benz UK (2)                      7.00            2,206,699     1.64

                                                Total Investments in the United
                                                Kingdom (Cost--$5,549,954)                               5,799,604     4.32


United       US$       6,000,000    10/15/98    Amsterdam Funding Corp. (2)              5.53            5,987,097     4.46
States                18,000,000    10/09/98    Federal Home Loan Bank (3)               5.42           17,978,320    13.40
                      10,000,000    10/26/98    Federal Home Loan Mortgage
                                                Corp. (3)                                5.39            9,962,569     7.43
                      10,000,000    11/25/98    Federal Home Loan Mortgage
                                                Corp. (3)                                5.12            9,921,778     7.40
                       8,000,000    12/18/98    Federal Home Loan Mortgage
                                                Corp. (3)                                5.28            7,908,480     5.89
                       5,000,000    10/01/98    Federal National Mortgage
                                                Association (3)                          5.00            5,000,000     3.73
                      15,000,000    12/22/98    Federal National Mortgage
                                                Association (3)                          5.27           14,819,942    11.05
                       7,000,000     1/25/99    Federal National Mortgage
                                                Association (3)                          5.02            6,886,771     5.13
                       7,119,000    12/11/98    General Electric Capital Corp. (2)       5.50            7,130,967     5.32
                       6,092,000    10/01/98    General Motors Acceptance
                                                Corp. (2)                                5.88            6,092,000     4.54
                       5,126,000    12/03/98    Landesbank Rhein (2)                     5.25            5,130,419     3.82

                                                Total Investments in the
                                                United States (Cost--$96,756,934)                       96,818,343    72.17



             Total Investments (Cost--$141,041,663)                                                    141,026,045   105.12

             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                            (163,109)    (.12)

             Liabilities in Excess of Other Assets                                                      (6,711,261)   (5.00)
                                                                                                      ------------   -------
             Net Assets                                                                               $134,151,675   100.00%
                                                                                                      ============   =======


             Net Asset Value:  Class A--Based on net assets of $21,318 and
                                        2,745 shares outstanding                                      $       7.77
                                                                                                      ============
                               Class B--Based on net assets of $123,397,072 and
                                        16,049,638 shares outstanding                                 $       7.69
                                                                                                      ============
                               Class C--Based on net assets of $9,236 and 1,220
                                        shares outstanding                                            $       7.57
                                                                                                      ============
                               Class D--Based on net assets of $10,724,049 and
                                        1,394,372 shares outstanding                                  $       7.69
                                                                                                      ============

             Corresponding industry groups for securities (percent of net assets):
          (1)Sovereign Government Obligations--17.73%
          (2)Financial Services--33.36%
          (3)Sovereign/Regional Government Obligations--Agency--54.03%
           ++Commercial Paper and certain US Treasury and Foreign Treasury
             Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at September 30, 1998.
         ++++Forward foreign exchange contracts as of September 30, 1998 were as follows:

                                         Expiration        Unrealized
             Foreign Currency Sold          Date          Depreciation

             C$          13,923,574      October 1998     $    (7,021)
             DM          17,573,644      October 1998         (92,125)
             Pound        3,442,791      October 1998         (35,495)
             Sterling
             Lit      5,531,001,399      October 1998         (28,468)

             Total Unrealized Depreciation on
             Forward Foreign Exchange Contracts--Net
             (US$ Commitment--$28,683,647)                $  (163,109)
                                                          ===========